Business Combination, Significant Transaction and Sale of Business (Details 1) - Michpal Micro Computers (1983) Ltd. [Member] ₪ in Thousands, $ in Thousands	Dec. 31, 2017 ILS (₪)	Jan. 03, 2017 USD ($)
Disclosure of detailed information about business combination [line items]
Net assets		$ 139
Intangible assets		11,329
Deferred tax liability		(2,606)
Goodwill		13,244
Net assets acquired	₪ 85,000	$ 22,106